                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 14, 2006

                        Commission File Number 000-03718

                              PARK CITY GROUP, INC.
        (Exact name of small business issuer as specified in its charter)

                  Nevada                                37-1454128
      (State or other jurisdiction of        (IRS Employer Identification No.)
       incorporation or organization)

              333 Main Street, P.O. Box 5000; Park City, Utah 84060
                    (Address of principal executive offices)

                                 (435) 649-2221
                         (Registrant's telephone number)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

      On June 2 and 14, 2006, the Registrant entered into a purchase agreements
(the "Purchase Agreement"), with certain accredited investors (each an
"Investor") signatory thereto, pursuant to which the Registrant issued
87,272,742 shares of restricted common stock (the "Shares") for an aggregate purchase price of $4,800,000 or $.055 per share. Commissions paid to Taglich
Brothers, Inc. associated with the sale totaled $384,000 in cash and a warrant to purchase 8,727,273 shares of common stock. The remaining proceeds to the company were approximately $4,400,000.

      On May 30, 2006 the Registrant entered into a Placement Agreement with
Taglich Brother, Inc. ("Taglich") Under this agreement Taglich will use its best efforts to place the Registrants common stock. In return for these services
Taglich will receive a success fee of 8% of the gross proceeds from the sale of the shares. Taglich will receive Warrants to purchase an amount of Common Stock equal to 10% of the shares sold in this offering. The warrants will have a 5 year term and an exercise price of 110% of the closing bid price on the Common
Stock on the Final Closing Date. Taglich will also be reimbursed for its actual and reasonable out-of-pocket expenses incurred in connection with this offering.

      The Registrant has agreed to file a registration statement with the
Securities and Exchange Commission in order to register the resale of the Shares and the Warrant Shares (the "Registration Statement").

      The description of the foregoing transactions as described hereinabove is qualified in its entirety by the Purchase Agreement, the Placement Agent
Agreement, and the Form of Warrant that are attached as exhibits to this Form
8-K.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

      On, June 14, 2006, the Registrant issued 87,272,742 shares of restricted common stock for an aggregate purchase price of $4,800,000, pursuant to the terms of the Purchase Agreement, as described under Item 1.01 above, and incorporated into this item by reference.

      Commissions paid to Taglich Brothers, Inc. associated with the sale totaled $384,000 in cash and a warrant to purchase 8,727,273 shares of common stock. The remaining proceeds to the company were $4,400,000.

      All shares of common stock were issued in non-registered transactions pursuant to the exemption from registration provided by Sections 4(2) and 4(6)
of the 1933 Securities Act, as amended, and Regulation D promulgated thereunder.

      The description of the foregoing transactions as described hereinabove is qualified in its entirety by the Purchase Agreement and the Placement Agent
Agreement that are attached as exhibits to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

                  10.1     Form of Securities Purchase Agreement, dated May 30,
                           2006
                  10.2     Placement Agent Agreement
                  10.3     Form of Warrant, dated June 14, 2006
                  20.1     Press Release - Park City Group Completes $4.8
                           Million Private Placement

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 15, 2006                              PARK CITY GROUP, INC.

                                                   By: /s/ William Dunlavy
                                                      CFO

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